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                                                                   EXHIBIT 10.34

FSTQ SUBORDINATION AGREEMENT entered into at Montreal, as of March 31, 1999.

AMONG:                   FONDS DE SOLIDARITE DES TRAVAILLEURS
                         DU QUEBEC (F.T.Q.), as Subordinated Creditor

AND:                     THE LENDERS SET FORTH IN SCHEDULE "A"
                         HERETO, as Lenders

AND:                     NATIONAL BANK OF CANADA, as Agent

AND:                     GILDAN ACTIVEWEAR INC., as Borrower

     WHEREAS Gildan Activewear Inc., as borrower (the "Borrower"), the Lenders initially set forth in Schedule "A" hereto (the "Lenders") and National Bank of Canada, as agent (the "Agent"), have entered into a credit agreement bearing formal date of March 31, 1999 (which agreement, as same may be amended, supplemented or restated at any time and from time to time is hereinafter referred to as the "Credit Agreement");

     WHEREAS it is a condition precedent to the making of any advance under the Revolving Credit Facility provided for under the Credit Agreement that this Subordination Agreement be executed and a copy of same be delivered to the Agent;

     WHEREAS the Borrower has issued in favour of Fonds de solidarite des travailleurs du Quebec (F.T.Q.) (the "Subordinated Creditor") a Cdn $15,000,000 debenture No. A-4 dated June 25, 1998 bearing interest at an annual rate of 11% calculated and payable pursuant to the terms and conditions set forth thereunder and a Cdn $15,000,000 debenture No. A-5 dated January 15, 1999 bearing interest at an annual rate of 12% calculated and payable pursuant to the terms and conditions set forth thereunder (which debentures, as same may be amended, supplemented or restated from time to time are hereafter referred to as the "Debentures");

     WHEREAS it is in the best interest of the Borrower and consequently of the Subordinated Creditor to subordinate and postpone all of the debts owed to it by the Borrower under the Debentures, the whole in accordance with and subject to the terms and conditions of this Subordination Agreement; and

     NOW, THEREFORE, in consideration of the Agent and the Lenders having entered into the Credit Agreement with the Borrower and having agreed, subject to the terms and conditions therein provided, to make the Revolving Credit Facility (as defined in the Credit Agreement) available to the Borrower, the parties hereto have agreed as follows:

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1.   INTERPRETATION

1.1  DEFINITIONS

     The following capitalized words and expressions, whenever used in this Agreement or in any deed, document or instrument supplemental or ancillary hereto, unless there be something in the subject or the context inconsistent therewith, shall have the meaning ascribed to them herein below:

"Agent" has the meaning ascribed to it in the first preamble paragraph hereto;

"Borrower" has the meaning ascribed to it in the first preamble paragraph hereto;

"Charged Property" means any property or asset of the Borrower being subject to Lenders' Liens;

"Credit Agreement" has the meaning ascribed to it in the first preamble paragraph hereto;

"Debentures" has the meaning ascribed to it in the third preamble paragraph hereto;

"Default" means any one of the events specified in the Credit Agreement, the occurrence or failure to occur of which, as the case may be, constitutes or with the passage of time or the giving of notice or both, would constitute an event permitting the Lenders to accelerate the Lenders' Indebtedness;

"Disposed", "Dispose" or "Disposition" means any realization or sale, liquidation, transfer or alienation, or the exercise of any right of compensation or appropriation of any deposits or credits, the creation of any lien, hypothec, charge or security interest or any other disposition of the whole or any part of the assets and properties of the Borrower by private agreement, call for tenders, public auction, judicial sale or any other type of sale having essentially the same effects as a judicial sale, sale by judicial authority or otherwise;

"Lenders" has the meaning ascribed to it in the first preamble paragraph hereto;

"Lenders' Indebtedness" has the meaning ascribed to it in Section 2.1;

"Lenders' Liens" refers to all Liens now or hereafter held by the Agent and/or the Lenders and/or any Person on their behalf securing the Lenders Indebtedness or any part thereof;

"Lien" means any interest in property or the income or profits therefrom securing an obligation owed to, or a claim by, a Person other than the owner of such property, whether such interest is based on common law, civil law, statute or contract, and including, but not limited to, any security interest, hypothec, mortgage, pledge, lien, claim, charge, cession, transfer, assignment, encumbrance, title retention agreement, lessor's interest under a lease which would be capitalized on a balance sheet of the owner of such property or analogous instrument in, of, or on any property or the income or profits therefrom of a Person, other than Liens incurred in the ordinary course of business and for the purpose of carrying on same not in connection with the borrowing

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of money or the obtaining of credit and which do not in the aggregate materially impair the use, the income or profits therefrom, of the property covered thereby in the operation of such Person's business;

"Person" means any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department, agency or instrumentality of any government;

"Rights, Remedies and/or Recourses" with respect to any Person, refers to any personal action, provisional measure, any other real or personal right, any other remedy, whether or not hypothecary, or whether same is exercised under the terms of any security, or any other recourse whatsoever;

"Subordinated Creditor" has the meaning ascribed to it in the third preamble paragraph hereto;

"Subordinated Indebtedness" has the meaning ascribed to it in Section 2.1;

1.2  ACCOUNTING TERMS AND PRACTICES

     Each accounting term used in this Agreement has the meaning ascribed to it under generally accepted accounting principles in Canada as established in the Canadian Institute of Chartered Accountants Handbook, unless otherwise defined herein. The financial calculations, audits, audit reports and financial statements (and their different items) referred to herein shall be made or prepared in accordance with such accounting principles applied on a consistent basis and in accordance with the normal practice in the industry.

1.3  HEADINGS

     The headings are inserted for convenience only and shall be ignored in construing this Agreement.

1.4  GOVERNING LAW

     This Agreement and the interpretation and enforcement thereof shall be governed by and construed in accordance with the laws applicable in the Province of Quebec.

1.5  SCHEDULES

     The schedules annexed to this Agreement shall form an integral part thereof.

1.6  REFERENCE TO THIS AGREEMENT

     The expressions "hereto" or "hereunder" or "hereof" or "herein" or "this Agreement" refer to this agreement together with any future amendment, updating or restatement.
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2.   SUBORDINATION AND POSTPONEMENT

2.1  SUBORDINATION AND POSTPONEMENT OF INDEBTEDNESS

     Subject to the provisions of Sections 2.2 and 2.3 hereof, the Subordinated Creditor acknowledges, declares and agrees that the indebtedness, of the Borrower to it under the Debentures (the "Subordinated Indebtedness") is junior and subordinate, and the payment thereof, whether in whole or in part, and whether as to principal, interest, fees or otherwise, and whether at or prior to maturity or upon acceleration of any maturity, is postponed to the prior payment in full of the loans and of all the indebtedness, present and future, of the Borrower to the Lenders under the Credit Agreement (all of which loans and indebtedness are herein collectively referred to as the "Lenders' Indebtedness").

2.2  EXCEPTION AS TO PAYMENT OF INTEREST.

     Notwithstanding the provisions of Section 2.1, the Borrower, subject nevertheless to the satisfaction of the conditions stipulated below in this Section, may pay, at any time, any and all amounts due to the Subordinated Creditor on account of interest accrued on the Debentures, the whole, on the date such amounts are due and payable and in accordance with the provisions of the Debentures (including, without limitation all overdue amounts not previously paid by the Borrower to the Subordinated Creditor because of the existence at the time of their scheduled payment of a Default), on condition that at the time of such payment no Event of Default (within the meaning set forth under the Credit Agreement) exists of the nature described under subsection 17.1.1 (re: failure to pay) or 17.1.6 (re: bankruptcy and insolvency) of the Credit Agreement.

2.3  EXCEPTION AS TO CERTAIN PAYMENT OF PRINCIPAL

     Notwithstanding the provisions of Section 2.1 and in addition to the provisions of Section 2.2, the Borrower, subject nonetheless to the satisfaction of the conditions stipulated below in this Section, may pay, at maturity, the principal amounts of the Debentures and, at any time, any amounts due to the Subordinated Creditor (in principal, interest, fees, penalties or otherwise) following a voluntary prepayment made in compliance with the provisions of section 3.2 of the Debentures (including, without limitation all overdue amounts not previously paid by the Borrower to the Subordinated Creditor because of the existence at the time of their scheduled payment of a Default), on conditions that at the time of such payment no Default exists or would result therefrom.

2.4  NO LIEN

     The Subordinated Creditor hereby acknowledges, declares and agrees that no Lien exists in its favour in connection with the Subordinated Indebtedness and that no Lien will be created in the future in connection with such Indebtedness as long as the Lenders' Indebtedness has not been paid in full and the Revolving Credit Facility provided for under the Credit Agreement has not been terminated and cancelled.
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2.5  EXERCISE OF RIGHTS UNDER THE SUBORDINATED INDEBTEDNESS

     In the event that any default or event of default occurs and continues under the Debentures, the Subordinated Creditor agrees not to directly or indirectly exercise any Right, Remedy or Recourse granted to it by law or the Debentures until the earlier of: (i) the date of delivery by the Agent (acting upon the instructions of the Majority Lenders) to the Subordinated Creditor of a written consent to the exercise of such Rights, Remedies or Recourses; (ii) the date of delivery by the Agent to the Subordinated Creditor of a written confirmation stating that the Lenders' Indebtedness has been fully repaid and that the Revolving Credit Facility provided for under the Credit Agreement has been terminated and cancelled; or (iii) the 90th day following the date the Borrower defaults in making a scheduled payment of interest as provided under the Debentures provided such default is not cured by the Borrower or on its behalf prior to such 90th day.

2.6  COLLOCATION OF PROCEEDS OF SALE, ETC.

     In the event that the Charged Property, whether in whole or in part, is Disposed or is otherwise realized, or proceeds of insurance polices are paid in respect thereof, the Lenders shall be collocated and paid in full for all Lenders' Indebtedness owing to the Lenders prior to the payment of the Subordinated Indebtedness.

2.7  PRIOR PAYMENT OF LENDERS' INDEBTEDNESS IN BANKRUPTCY, ETC.

     In the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relating to the Borrower or its debts or assets, and in the event of any proceedings for liquidation, dissolution or other winding-up of the Borrower or distribution or marshalling of assets or securities of any kind or any composition with creditors of the Borrower, whether or not involving insolvency or bankruptcy and whether voluntary or involuntary, if the Lenders' Indebtedness has not been paid in full at such time, the Agent is hereby irrevocably authorized by the Subordinated Creditor, at any such meeting or in any such proceeding, to collect any assets or securities of any kind of the Borrower distributed, divided or applied by way of dividend or payment or any such securities issued on account of any of the Subordinated Indebtedness and to apply the same, or the proceeds of any realization upon the same, as the Agent in its discretion, elects to effect, to the Lenders' Indebtedness until the Lenders' Indebtedness shall have been paid in full, rendering any surplus then remaining to the Persons entitled by Law to receive same.

2.8  PAYMENTS HELD IN DEPOSIT

     In the event of any payment or distribution to the Subordinated Creditor made in breach of the terms hereof, such a payment or distribution shall be held under gratuitous deposit for the Lenders and shall be paid to the Agent, for the benefit of the Lenders, forthwith following demand therefor by the Agent, acting in accordance with the instructions of the Majority Lenders.

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2.9  SCOPE OF SUBORDINATION AND POSTPONEMENT

     The provisions of this Agreement are intended solely to define and establish the relative rights of the creditors of the Borrower who are parties hereto. Nothing in this Agreement shall in any way impair, modify or affect, as between or among the Borrower, on the one hand, and its creditors, on the other hand, the obligations of the Borrower to effect payment of principal, interest, costs, fees and other amounts, obligations and liabilities owing under or pursuant to the terms of the documents evidencing such indebtedness or affect the relative rights of the creditors of the Borrower thereunder.

3.   GENERAL PROVISIONS

3.1  NOTICES

     Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made to the party to whom such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, when delivered to such party (by certified mail, postage prepaid or by telecopier or hand delivery) at its address and attention set forth with its signature below, or at such other address as any of the parties hereto may hereafter notify the others in writing. No other method of giving notice is hereby precluded.

3.2  SEVERABILITY

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

3.3  NOTICES OF BORROWER'S DEFAULT

     The Agent undertakes to furnish to the Subordinated Creditor copies of all notices and requests sent to the Borrower under the Credit Agreement concurrently with the sending of such notices and requests to the Borrower, it being expressly understood, however, that the failure by the Agent to comply with the obligation incumbent upon it under this Section does not in any way affect or reduce the obligations of the Subordinated Creditor under the terms of this Agreement nor does it prevent or preclude the Agent or the Lenders for exercising any Rights, Remedies or Recourses any one of them may have against the Borrower.

3.4  AMENDMENT TO CREDIT AGREEMENT

     The Lenders hereby acknowledge and agree that the Credit Agreement shall not be amended or restated without the prior written consent of the Subordinated Creditor (which consent shall not be unreasonably withheld) if any such amendment has the effect of prohibiting

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payments to the Subordinated Creditor except as contemplated hereunder or, subject to the terms of this Agreement, of creating a default under the Debentures.

3.5  ASSIGNMENT BY SUBORDINATED CREDITOR

     The Subordinated Creditor does hereby agree that it shall not sell, assign, transfer or otherwise dispose of all or any portion of the Subordinated Indebtedness until and unless any purchaser, assignee or beneficiary of such disposition shall have intervened into this Agreement and acknowledged, declared and agreed that it shall be bound by the terms hereof as fully as though it were an original party to this Agreement.

3.6  BENEFIT OF THIS AGREEMENT FOR FUTURE LENDERS

     The parties hereto do hereby expressly acknowledge, declare and agree that the rights, benefits and remedies created and intended to be created, at any time and from time to time, by this Agreement in favour of the Lenders, are created and intended to be created in favour of the Lenders and such Person or Persons who may, at any time and from time to time, become Lender following an assignment pursuant to the provisions of the Credit Agreement, in the same manner and to the same extent as though each such Person was personally an original party to or a Person specifically named as a beneficiary in this Agreement. In furtherance of the provisions of this Section, the parties hereto do hereby irrevocably mandate the Agent, for and on their behalf, to confirm to and confer upon each Person who becomes a Lender, the benefits of this Agreement and to execute any instrument necessary to evidence same.

3.7  TERMINATION

     This Agreement and the respective rights and obligations of the parties hereto shall terminate upon the termination and cancellation of the Revolving Credit Facility provided for under the Credit Agreement, the repayment in full of the Lenders' Indebtedness and the discharge and acquittance of the Lenders' Liens.

3.8  LANGUAGE

     The parties hereto have specifically required that this Agreement, the Security and all related documents be drafted in English. Les parties aux presentes ont expressement requis que la presente convention, les suretes et tous les documents accessoires soient rediges en anglais.


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     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date and in the place first hereinabove mentioned.

                              FONDS DE SOLIDARITE DES TRAVAILLEURS DU QUEBEC (F.T.Q.),
                              as Subordinated Creditor


                              per:           /s/
                                   ----------------------------------------


                              per:
                                   ----------------------------------------

                              8717 Berri St.
                              Montreal, Quebec
                              H2M 2T9
                              Fax.: (514) 383-2500
                              Attention of the Legal Services
                              and
                              Fax: (514) 383-2505
                              Attention of the Director, Investments


                              NATIONAL BANK OF CANADA,
                              as Lender


                              per:           /s/
                                   ----------------------------------------


                              per:           /s/
                                   ----------------------------------------

                              1155 Metcalfe Street
                              North American Corporate Banking
                              Eastern Canada
                              5th Floor
                              Montreal, Quebec
                              H3B 4S9
                              Fax: (514) 394-6438
                              Attention of the Manager

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                              LAURENTIAN BANK OF CANADA,
                              as Lender


                              per:           /s/
                                   ----------------------------------------


                              per:
                                   ----------------------------------------

                              1981 McGill College Avenue
                              Suite 1485
                              Montreal, Quebec
                              H3A 3K3
                              Fax.: (514) 284-4551
                              Attention of the Principal Manager


                              BANCA COMMERCIALE ITALIANA OF CANADA,
                              as Lender


                              per:           /s/
                                   ----------------------------------------


                              per:           /s/
                                   ----------------------------------------

                              888 Sherbrooke Street West
                              Montreal (Quebec)
                              H3A 1G3
                              Fax.: (514) 284-1860
                              Attention of the Vice-President


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                              LA CAISSE CENTRALE DESJARDINS DU QUEBEC,
                              as Lender


                              per:           /s/
                                   ----------------------------------------

                              per:           /s/
                                   ----------------------------------------



                              1, Complexe Desjardins
                              Tour Sud, Suite 2822
                              Montreal (Quebec)
                              H5B 1B3
                              Fax: (514) 281-7083
                              Attention of the Manager


                              NATIONAL BANK OF CANADA,
                              as Agent


                              per:           /s/
                                   ----------------------------------------

                              per:
                                   ----------------------------------------


                              1155 Metcalfe Street
                              North American Corporate Banking
                              Eastern Canada
                              5th Floor
                              Montreal, Quebec
                              H3B 4S9
                              Fax: (514) 394-6438
                              Attention of the Manager


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                              GILDAN ACTIVEWEAR INC.,
                              as Borrower

                              per: /s/ Ken Cieply
                                   ----------------------------------------


                              per:
                                   ----------------------------------------



                              725 Montee de Liesse
                              Montreal (Quebec)
                              H4T 1P5

                                  SCHEDULE "A"

                                    LENDERS

                            National Bank of Canada

                           Laurentian Bank of Canada

                      Banca Commerciale Italiana of Canada

                    La Caisse Centrale Desjardins du Quebec